UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ADVANCED DRAINAGE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ADVANCED DRAINAGE SYSTEMS, INC. 2026 Annual Meeting Vote by July 15, 2026 11:59 PM ET. For shares held in a Plan, vote by July 13, 2026 11:59 PM ET. ADVANCED DRAINAGE SYSTEMS, INC. 4024 GREEN STRIPE LANE HILLIARD, OH 43026 T00643-P51814 You invested in ADVANCED DRAINAGE SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 16, 2026. Get informed before you vote View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and Vote Virtually at the Meeting* July 16, 2026 10:00 A.M. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/WMS2026 *Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting ItemsBoardRecommends1. Election of Directors.1a. D. Scott BarbourFor1b. Anesa T. ChaibiFor1c. Michael B. ColemanFor1d. Robert M. EversoleFor1e. Alexander R. FischerFor1f. Tanya D. FrattoFor1g. Kelly S. GastFor1h. Manuel Perez de la MesaFor1i. Anil Seetharam For 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2027. For 3. Approval, in a non-binding advisory vote, of the compensation for named executive officers. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T00644-P51814